UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

CUNO INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21109	06-1159240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Research Parkway, Meriden, Connecticut	06450

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 237-5541

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1: LIST OF SCHEDULES TO AGREEMENT AND PLAN OF MERGER

     This Form 8-K/A amends the current report on Form 8-K of CUNO, Incorporated, filed on May 12, 2005. On May 11, 2005, CUNO Incorporated (“CUNO”), 3M Company (“3M”) and Carrera Acquisition Corporation (“Merger Sub”), a direct wholly-owned subsidiary of 3M, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into CUNO, with CUNO continuing as the surviving corporation and a wholly-owned subsidiary of 3M.

     The sole purpose of this amendment is to file a list briefly identifying the contents of omitted schedules to the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

2.1	List of Schedules to the Agreement and Plan of Merger, dated as of May 11, 2005, by and among 3M Company, Carrera Acquisition Corporation and CUNO Incorporated

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUNO INCORPORATED

Date: July 7, 2005	By:	/s/ Frederick C. Flynn, Jr.

	Name:	Frederick C. Flynn, Jr.
	Title:	Senior Vice President – Finance and Administration, Chief Financial Officer, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	List of Schedules to the Agreement and Plan of Merger, dated as of May 11, 2005, by and among 3M Company, Carrera Acquisition Corporation and CUNO Incorporated